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                                                                    Exhibit 99.9

                                                                DRAFT - 11/11/04
                                                       [ACCELERATION OF VESTING]

                       NONSTATUTORY STOCK OPTION AGREEMENT
                       (EMPLOYEE, DIRECTOR OR CONSULTANT)

      AGREEMENT made as of the _______ day of ___________, 20____, between TRICO MARINE SERVICES, INC., a Delaware corporation (the "Company"), and _______________________________ ("Optionee").

      To carry out the purposes of the TRICO MARINE SERVICES, INC. 2004 STOCK INCENTIVE PLAN (the "Plan"), by affording Optionee the opportunity to purchase shares of the common stock of the Company, par value $.01 per share ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Optionee hereby agree as follows:

      1. GRANT OF OPTION. The Company hereby irrevocably grants to Optionee the right and option ("Option") to purchase all or any part of an aggregate of ______ shares of Stock on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. ________ shares of Stock subject to this Option are referred to herein as the "Time Shares," and the portion of this Option covering the Time Shares is referred to herein as the "Time Option." ________ shares of Stock subject to this Option are referred to herein as the "Performance Shares," and the portion of this Option covering the Performance Shares is referred to herein as the "Performance Option." In the event of any conflict between the terms of this Agreement and the Plan, the Plan shall control. Capitalized terms used but not defined in this Agreement shall have the meaning attributed to such terms under the Plan, unless the context requires otherwise; provided, however, that the terms "Cause," "Change in Control" and "Good Reason" shall have the meanings assigned to such terms in that certain Employment Agreement dated as of _______________, 2004, between Optionee and the Company (the "Employment Agreement"). This Option shall not be treated as an incentive stock option within the meaning of section 422(b) of the Code.

      2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $______ per share, which has been determined to be not less than the Fair Market Value of the Stock at the date of grant of this Option. For all purposes of this Agreement, Fair Market Value of Stock shall be determined in accordance with the provisions of the Plan.

      3. EXERCISE OF TIME OPTION. Subject to the provisions of Paragraph 5, the Time Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Corporate Secretary (or such other officer or employee of the Company as the Company may designate from time to time), at any time and from time to time after the date of grant hereof, but, except as otherwise provided below, the Time Option shall not be exercisable for more than a percentage of the aggregate number of Time Shares offered by the Time Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

                                              PERCENTAGE OF TIME SHARES
         NUMBER OF FULL YEARS                   THAT MAY BE PURCHASED
         --------------------                   ---------------------
Less than    1 year                                   33-1/3 %
             1 year                                      50%
             2 years                                   66-2/3%
             3 years                                   83-1/3%
             4 or more years                            100%

      4. EXERCISE OF PERFORMANCE OPTION. (a) Subject to the provisions of Paragraph 5, the Performance Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Corporate Secretary (or such other officer or employee of the Company as the Company may designate from time to time), at any time and from time to time after the date of grant hereof, but the Performance Option shall not be exercisable for more than a percentage of the aggregate number of Performance Shares offered by the Performance Option determined from the following schedule based on the [PERFORMANCE CRITERIA TO BE ADDED] determined under Paragraph 4(b):

                                                PERCENTAGE OF PERFORMANCE SHARES
[PERFORMANCE CRITERIA TO BE ADDED]                   THAT MAY BE PURCHASED
----------------------------------                   ---------------------



            (b) As soon as administratively feasible after the date upon which the Board determines that one of the following events has occurred:
      [PERFORMANCE CRITERIA TO BE ADDED], the Company shall provide notice to Optionee of such determination.

            (c) The Performance Option shall not become exercisable and shall cease to be outstanding with respect to any Performance Shares as to which the applicable performance criteria are not met within the period or by the date prescribed for any reason, including without limitation pursuant to Paragraph 5 hereof.

      5. CHANGE IN CONTROL; EFFECT OF TERMINATION OF EMPLOYMENT; GENERAL TERMS OF EXERCISE. Notwithstanding anything to the contrary in Paragraph 3 or Paragraph 4 (other than Paragraph 4(c)), if Optionee has been continuously employed by the Company from the date of grant hereof to the date upon which a Change in Control occurs, then this Option may be exercised in full from and after the date upon which the Change in Control occurs. Further, this Option may be exercised only while Optionee remains an employee of the Company and will terminate and cease to be exercisable upon Optionee's termination of employment with the Company, except that:

            (a) If Optionee's employment with the Company terminates by reason of disability (within the meaning of section 22(e)(3) of the Code), this Option may be


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      exercised in full by Optionee (or Optionee's estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Optionee) at any time during the period of one year following such termination.

            (b) If Optionee dies while in the employ of the Company, Optionee's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Optionee, may exercise this Option in full at any time during the period of one year following the date of Optionee's death.

            (c) If Optionee's employment with the Company is terminated by the Company without Cause or Optionee voluntarily terminates such employment for Good Reason, then this Option may be exercised in full (if Optionee executes a release as provided under paragraph 4.7 of his Employment Agreement) by Optionee at any time during the period of three months following such termination, or by Optionee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Optionee) during a period of one year following Optionee's death if Optionee dies during such three month period; provided, however, that if Optionee fails to execute a release under paragraph 4.7 of his Employment Agreement, then in each case this Option may only be exercised by Optionee as to the number of shares Optionee was entitled to purchase hereunder as of the date Optionee's employment so terminates. The Committee may, in its sole discretion, advise Optionee in writing, prior to a voluntary termination of Optionee's employment without Good Reason, that such termination will be treated for purposes of this paragraph as a voluntary termination for Good Reason.

      This Option shall not be exercisable in any event after the expiration of seven years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), (b) by delivering or constructively tendering to the Company shares of Stock having a Fair Market Value equal to the purchase price (provided such shares used for this purpose must have been held by Optionee for such minimum period of time as may be established from time to time by the Committee), (c) if the Stock is readily tradable on a national securities market, through a "broker-assisted cashless exercise" in accordance with a Company established policy or program for the same, or (d) any combination of the foregoing. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the exercise price thereof; rather, Optionee shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Optionee, Optionee (or the person permitted to exercise this Option in the event of Optionee's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

      6. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income or wages to Optionee for federal, state or local tax purposes, Optionee shall deliver to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its minimum obligation under applicable tax laws or regulations. No exercise of


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this Option shall be effective until Optionee (or the person entitled to exercise this Option, as applicable) has made arrangements approved by the Company to satisfy all applicable minimum tax withholding requirements of the Company.

      7. STATUS OF STOCK. The Company intends to register for issuance under the Securities Act of 1933, as amended (the "Act"), the shares of Stock acquirable upon exercise of this Option, and to keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its reasonable efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of this Option, Optionee (or the person permitted to exercise this Option in the event of Optionee's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

      Optionee agrees that the shares of Stock which Optionee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws. Optionee also agrees that (i) the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, (ii) the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law, and
(iii) the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

      8. EMPLOYMENT RELATIONSHIP. For purposes of this Agreement, Optionee shall be considered to be in the employment of the Company as long as Optionee remains
(i) an employee of, (ii) a member of the board of directors of, or (iii) a Consultant to, either the Company, an Affiliate or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Without limiting the scope of the preceding sentence, it is expressly provided that Optionee shall be considered to have terminated employment with the Company at the time of the termination of the "Affiliate" status under the Plan of the entity or organization that employs Optionee or to which Optionee otherwise provides services. Any question as to whether and when there has been a termination of such employment relationship, and the cause of such termination, shall be determined by the Committee, and its determination shall be final.

      9. SURRENDER OF OPTION. At any time and from time to time prior to the termination of this Option, Optionee may surrender all or a portion of this Option to the Company for no consideration by providing written notice to the Company at its principal executive office addressed to the attention of its Corporate Secretary (or such other officer or employee of the Company as the Company may designate from time to time). Such notice shall specify the number of shares with respect to which this Option is


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

being surrendered and, if this Option is being surrendered with respect to less than all of the shares then subject to this Option, then such notice shall also specify the date upon which, or the circumstances under which, this Option became (or would become) exercisable in accordance with Paragraph 3 or Paragraph 4 with respect to the shares being surrendered.

      10. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee.

      11. ENTIRE AGREEMENT. Unless otherwise specifically provide herein, this Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to the Option granted hereby; provided, however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any employment and/or severance agreement between the Company (or an Affiliate) and the Optionee in effect as of the date a determination is to be made under this Agreement. Without limiting the scope of the preceding sentence, except as provided therein, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. Any modification of this Agreement shall be effective only if it is in writing and signed by both Optionee and an authorized officer of the Company.

      12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Optionee has executed this Agreement, all as of the day and year first above written.



                                      TRICO MARINE SERVICES, INC.


                                      By:
                                         ---------------------------------------


                                      ------------------------------------------
                                                                        OPTIONEE


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